UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report: December 31, 2008
(Date of earliest event reported)
QUEST ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-33787	26-0518546
(State or other jurisdiction	(Commission	(I.R.S. Employer Identification
of incorporation or organization)	File Number)	Number)
210 Park Avenue, Suite 2750
Oklahoma City, Oklahoma 73102
(Address of principal executive offices, including zip code)
(405) 600-7704
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Review.
     On December 31, 2008, the board of directors (the “Board”) of Quest Energy GP, LLC, the general partner of Quest Energy Partners, L.P., a Delaware limited partnership (the “Partnership”), determined that the following financial statements (the “Affected Financial Statements”) should no longer be relied upon:
•	the Partnership’s audited consolidated financial statements as of December 31, 2007 and for the period from November 15, 2007 through December 31, 2007;

•	the Partnership’s unaudited consolidated financial statements as of and for the three months ended March 31, 2008 and as of and for the three and six months ended June 30, 2008; and

•	the Predecessor’s audited consolidated financial statements as of and for the years ended December 31, 2005 and 2006, as of November 14, 2007 and for the period from January 1, 2007 through November 14, 2007. These financial statements represent the carve out financial position, results of operations, cash flows and changes in partners’ capital of the Cherokee Basin Operations of Quest Resource Corporation, the Partnership’s parent (the “Parent”), and reflect the operations of Quest Cherokee, LLC (“Quest Cherokee”) and Quest Cherokee Oilfield Services, LLC, formerly owned by the Parent located in the Cherokee Basin (other than its midstream assets), which the Parent contributed to the Partnership at the completion of its initial public offering on November 15, 2007 (the “Predecessor”).
     As previously reported, a joint special committee of the Board, the board of directors of the Parent, and the board of directors of the general partner of Quest Midstream Partners, L.P. (the “Special Committee”), was appointed to conduct an internal investigation (the “Investigation”) of certain questionable transfers, repayments and re-transfers of funds from Quest Cherokee and another entity that is a subsidiary of the Parent to entities controlled by the Partnership’s and the Parent’s former chief executive officer, Mr. Jerry D. Cash (the “Transfers”). The Parent transferred the membership interests in Quest Cherokee to the Partnership in connection with the closing of the Partnership’s initial public offering. The Investigation was initiated when the Parent and the Partnership received an inquiry from the Oklahoma Department of Securities regarding the Transfers.
     Management of the Partnership has concluded that as of the closing of the Partnership’s initial public offering, Quest Cherokee had funded Transfers totaling a net amount of $9,000,000 and that such Transfers had indirectly resulted in Quest Cherokee borrowing an additional $9,500,000 under its credit facilities prior to November 15, 2007. The Parent repaid this additional indebtedness of Quest Cherokee at the closing of the Partnership’s initial public offering. The Partnership has no obligation to repay such amount to the Parent. The terms on which Quest Cherokee’s membership interests were contributed to the Partnership did not contemplate that Quest Cherokee would have other than minimal cash immediately following the closing of the Partnership’s initial public offering. In view of the foregoing, management of the Partnership has determined that the activity represented by the Transfers was not part of the ongoing Cherokee Basin operations of the Parent that were intended to be transferred or that were transferred to the Partnership at the closing of the Partnership’s initial public offering. As a result, management of the Partnership has concluded that the Affected Financial Statements should be restated to exclude any effect of the Transfers. The restated financial statements to be prepared for the dates and periods covered by the Affected Financial Statements are referred to in this report as the “Restated Financial Statements”.

     Management has concluded as of the date of this report that the effect of excluding the Transfers from the Restated Financial Statements will reduce the Predecessor’s cash balances and partners’ equity by a total of $9,500,000 as of November 14, 2007 and the Partnership’s cash balance and partners’ equity by a total of $10,000,000 as of December 31, 2007 and June 30, 2008. The Transfers began in June of 2004 and continued through July 1, 2008, but as a result of certain repayments and the amounts involved, the Predecessor’s cash balance and partners’ equity as reported on the Predecessor’s consolidated balance sheet as of December 31, 2004 were not materially inaccurate as a result of the Transfers made prior to that date.
     The following table shows the net increase in the amount of Transfers that occurred in each of the following periods:

Annual
Increase in
Affected Period	Net Transfers
Year ended December 31, 2005	$2,000,000
Year ended December 31, 2006	6,000,000
January 1, 2007 through November 14, 2007	1,500,000
November 15, 2007 through December 31, 2007	500,000
     The cumulative Transfers will decrease the reported cash balances and the reported partners’ equity at year end for each of those years and as of June 30, 2008. The cash balances and partners’ equity previously reported as of March 31, 2008 excluded the effect of the Transfers. The Partnership’s or the Predecessor’s net cash provided by (used in) operating activities in the affected periods will be reduced by the amount of the net increase in the Transfers during such periods as a result of excluding the Transfers from the Affected Financial Statements. Excluding the Transfers from the Restated Financial Statements will have no effect on the statements of operations included in the Affected Financial Statements.
     In connection with a further management review of the Affected Financial Statements, other material errors have been identified in the Affected Financial Statements relating to the manner in which the Predecessor and the Partnership accounted for certain non-cash items, including (1) derivative instruments (which were incorrectly accounted for as cash flow hedges; the correction of the error will result in the change in derivative fair value that was included in other comprehensive income for each period being included in the net income (or loss) for such period), (2) stock compensation cost (amounts reported in 2006 and 2007 are likely to be overstated), (3) depreciation, depletion and amortization (amounts reported in 2006 and 2007 are likely to be overstated) and (4) impairment of their oil and gas properties (impairment recorded in 2006 is likely to be overstated). The Partnership is still evaluating the impact of these errors on the unaudited consolidated financial statements for the three months ended March 31, 2008 and the three and six months ended June 30, 2008. The Partnership has not completed its review of the Affected Financial Statements and is in the process of discussing these errors with its prior independent accountants and therefore is not able to provide an estimate of the magnitude of these errors at this time. The Restated Financial Statements will reflect the correction of these errors as well as any other errors that may be identified. However, the Partnership does not believe that these non-cash items will affect the amount of the previously reported net cash provided by (used in) operating activities.
     As a result of matters identified in the Investigation and other identified errors in previously issued financial statements, the Board of Directors concluded on December 31, 2008 that the Partnership has material weaknesses in its internal control over financial reporting, including its entity level controls, controls related to accounting for derivative instruments, controls related to the determination of impairment and the calculation of depletion of oil and gas properties and controls over the accounting for equity based compensation. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of an entity’s annual or interim financial material weaknesses precludes a conclusion by management, that an entity’s internal control over financial reporting is effective.
     Under the management services agreement between the Partnership and Quest Energy Service, LLC, a subsidiary of the Parent, financial reporting services for the Partnership are provided by Quest Energy Service. The Parent has advised the Partnership that the Parent is currently in the process of remediating the weaknesses in internal control over financial reporting referred to above by designing and implementing new procedures and controls throughout the Parent and its subsidiaries, including the Partnership, and by strengthening the accounting department through adding new personnel and resources. The Parent has obtained, and has advised the Partnership that it will continue to seek, the assistance of the Audit Committee of the board of directors of the general partner of the Partnership in connection with this process of remediation.
     The Partnership intends to issue the Restated Financial Statements as soon as practicable after the conclusion of the Investigation and the preparation and completion of the Restated Financial Statements.

At this time, however, the Partnership cannot accurately predict when the preparation of the Restated Financial Statements will be completed.
     The foregoing information is based on facts obtained from the Investigation and the reviews of previously issued financial statements of the Predecessor and the Partnership to date. Additional information could be discovered through the remaining work to be conducted in the Investigation or as a result of the preparation of the Restated Financial Statements. Such information could result in the Partnership having to make additional adjustments to one or more of the Affected Financial Statements, or identifying and having to remediate other material weaknesses in its internal control over financial reporting.
     The Board and management of the Partnership have discussed with UHY LLP, the Partnership’s current independent registered public accounting firm, the matters discussed in this report. In addition, management has discussed these matters with Murrell, Hall, McIntosh & Co., PLLP, the Partnership’s independent registered public accounting firm for the years ended December 31, 2007, 2006 and 2005 and the quarter ended March 31, 2008 and Eide Bailly, LLP, the Partnership’s independent registered public accounting firm for the quarter ended June 30, 2008.
Forward-Looking Statements
     The foregoing discussions includes statements and information that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and that are intended to enjoy the protection of the safe harbor for forward-looking statements provided by that Act. The forward looking statements include, but are not limited to, information regarding the material errors and the estimated effects of the Transfers and the anticipated impact on the Affected Financial Statements. The forward-looking statements are identified by the use of the words “anticipated,” “estimated,” “expect,” “expected,” “should be,” “will be,” “will be recognized,” or “will be reflected,” in the statement or with respect to the information. These forward-looking statements are subject to risks, uncertainties and other factors, including discovery of information in addition to or different from the information on which such estimates are based. As a result of these matters, the actual adjustments reflected in the Restated Financial Statements to be issued by the Partnership and the ability of the Partnership to fund its operations in the future may differ materially from the anticipated results expressed or implied in the forward-looking statements made in the foregoing discussion. The Partnership urges readers to take such factors and the possibility of such differences into account in any consideration of the forward-looking statements included in this report and not place undue reliance on such statements. The forward-looking statements included in this report are made only as of the date of this report, and the Partnership undertakes no obligation to update any of these forward-looking statements to reflect subsequent events or circumstances.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEST ENERGY PARTNERS, L.P., By QUEST ENERGY GP, LLC, its General Partner
By:	/s/ Jack Collins
Jack Collins
Interim Chief Financial Officer

Date: January 2, 2008

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